Exhibit 10.13

LOAN SALE AGREEMENT

This Loan Sale Agreement (the “Agreement”) is made as of January 20, 2006, between WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA (“Seller”), and OPTA CORPORATION, a Delaware corporation, formerly known as LOTUS PACIFIC, INC. (“Buyer”).

RECITALS:

A.                                   Pursuant to a Credit and Security Agreement dated as of July 21, 2003, (as thereafter amended, supplemented or modified, the “Credit Agreement”) and a Revolving Note dated July 21, 2003 (as thereafter amended, supplemented or modified, the “Note”), OPTA SYSTEMS, LLC, a Delaware limited liability company (the “Borrower”) is indebted to Seller for a secured revolving loan (the “Loan”) in the original principal amount of Twenty Million Dollars ($20,000,000.00). The Credit Agreement was amended by the First Amended Forbearance Agreement that was executed by Borrower and Lender on July 22, 2005, by the Letter Agreement that was executed by Borrower and Lender on July 26, 2005, the Second Amended Forbearance Agreement that was executed by Borrower and Lender on August 25, 2006, the Third Amended Forbearance Agreement that was executed by Borrower and Lender as of October 13, 2005, and by the Letter Agreement that was executed by Borrower and Lender on January 12, 2006 (collectively, the “Forbearance Agreement”).

B.                                     The Loan is secured by a security interest in substantially all of Borrower’s personal property (other than intellectual property). The agreements, documents, and instruments securing the Loan (including the Credit Agreement) are referred to individually and collectively as the “Security Documents”. The Loan is guaranteed by Buyer, (in its capacity as guarantor, the “Guarantor”) pursuant to a Guaranty by Corporation, dated July 16, 2003 (the “Guaranty”). The Note, the Security Documents, the Guaranty and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, are sometimes herein referred to individually as a “Loan Document” and collectively as the “Loan Documents.”  Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in the Loan Documents.

C.                                     Buyer desires to purchase and Seller desires to sell the Loan.

NOW, THEREFORE, for good and valuable consideration, Seller and Buyer agree as follows:

1.                                       Purchase and Sale. Subject to the terms and conditions of this Agreement, Buyer agrees to purchase the Loan from Seller, and Seller agrees to sell the Loan to Buyer, without recourse, representation, or warranty of any kind, express or implied, except as stated in Paragraph 7 hereof.

2.                                       Purchase Price. Buyer shall pay the Purchase Price to Seller for the Loan. The Purchase Price (the “Purchase Price”) shall be equal to all amounts due and owing by Borrower to Lender pursuant to the Loan Documents, including Forbearance Fees of $155,000.00 due to Lender pursuant to the Forbearance Agreement and $8,700.00 in legal and audit fees and expenses incurred by Seller in connection with the Loan and the legal fees incurred in the preparation and negotiation of this Agreement and the incidental documents hereto, less the amounts due and owing to Participant pursuant to the Participation Agreement, dated July    , 2005, by and between Seller and Buyer, as thereafter amended, supplemented or modified (the “Participation Agreement”). The amount of the Purchase Price and the calculation thereof are set forth on Exhibit A hereto.

3.                                       Closing. The consummation of the sale and purchase pursuant to this Agreement (the “Closing”) is contemplated to occur on January 20, 2006, or on such other date as the parties shall mutually agree (the “Closing Date”). At the Closing, the following payments and actions shall be made and taken or occur simultaneously, and shall be concurrent conditions to Closing:

(a)                                  Lender shall deliver to Wells Fargo Bank, N.A. (“Bank”), pursuant to the Deposit Account Control Agreement, dated as of July 26, 2005 (“Control Agreement”), among Seller, Buyer and Bank, a written notice to debit the Account (as defined in the Control Agreement) in the amount of the Purchase Price and to deliver such amount to or upon the order of Seller. The notice shall further notify the Bank, in accordance with Section 7 of the Control Agreement, that upon payment of the Purchase Price to Seller, the Control Agreement and security interest of Seller in the Account is terminated. The Account and any funds thereafter remaining shall be under the exclusive dominion and control of Buyer.

(b)                                 The Participation Agreement shall be terminated.

(c)                                  The contents of the Lockbox, Remittances and Account Funds (each as defined in the Lockbox and Collection Account Agreement, dated as of July 21, 2003 among Borrower, Seller and Bank, shall be directed to Buyer, in accordance with the Amended and Restated Lockbox and Collection Account Agreement of even date herewith, and Section 15 below.

(d)                                 Buyer shall be the successor to Seller with respect to the right of Lender under the Subordination Agreements (including the Subordination Agreement dated as of July 26, 2005 executed in TCL Multimedia Technology Holdings Limited) and Lender hereby acknowledges that it shall have no further rights or benefits thereunder.

If the Closing has not occurred by close of business on the Closing Date, then, unless otherwise agreed by Buyer and Seller in writing, either party may terminate this Agreement and each party shall have the rights and remedies against the other under applicable law.

4.                                       Purchase and Sale, Servicing.

(a)                                  Effective upon the Closing, and subject to and conditioned upon the terms, covenants, limitations, and conditions contained herein, Seller does hereby sell, assign, transfer and convey to Buyer, its successors and assigns, without recourse, representation or warranty of any kind, express or implied except as set forth in Paragraph 7 hereof, all of the right, title, and interest of Seller in, to and under the Loan, the Loan Documents, and the Collateral and all

security for the Loan, and does hereby grant and delegate to Buyer, its successors and assigns, any and all duties and obligations of Seller under the Loan Documents from and after Closing.

(b)                                 Effective upon Closing, Buyer assumes all of the obligations and liabilities of Seller under or in connection with the Loan or the Loan Documents, of every kind or nature whatsoever.

(c)                                  With respect to all periods after the Closing, Buyer shall assume complete responsibility for all servicing and administration of the Loan previously conducted by Seller or any other person, including, but not limited to, the collection of all payments thereunder and Seller shall have no further servicing administrative or other responsibilities with respect to the Loan after the Closing (provided that if Seller receives any payments with respect to the Loan after the Closing, Seller will forward those payments to Buyer).

(d)                                 Promptly after the date of Closing, Buyer shall notify the obligor(s) of Borrower, to the extent necessary, of the sale of the Loan to Buyer and direct that all payments on and communications regarding the Loan be sent to Buyer.

5.                                       Seller’s Closing Documents. At the Closing, as identified in Section 3(a), Seller shall deliver to Buyer the following documents (collectively “Seller’s Closing Documents”):

(a)                                  The original Note and copies of all other Loan Documents, as more particularly described in Exhibit B attached hereto.

(b)                                 The Allonge and Endorsement(s) (in the form attached hereto as Exhibit C) to the Note, duly executed by Seller, which Allonge and Endorsement(s) shall be attached to the original Note.

(c)                                  An Assignment of Loan Documents in the form attached hereto as Exhibit D.

(d)                                 The UCC financing statement amendment(s) in the form(s) attached hereto as Exhibit E, assigning to Buyer all rights of Seller as Secured Party for each Uniform Commercial Code Financing Statement related to the Loan. Buyer is authorized to file the assignment(s) following the Closing.

(e)                                  A written Notice of Assignment of the Loan duly executed by Seller instructing Borrower to remit all payments to Buyer or its agents.

(f)                                    The Consent and Agreement of Borrower and Guarantor in the form attached hereto as Exhibit F.

6.                                       Buyer’s Closing Documents. At the Closing, Buyer shall deliver to Seller a fully executed copy of this Agreement and any incidental documents to which Borrower or Guarantor is a party.

7.                                       Representations and Warranties of Seller. BUYER ACKNOWLEDGES AND AGREES THAT THE SALE DESCRIBED HEREIN IS MADE ON AN AS IS BASIS WITHOUT RECOURSE, REPRESENTATION, OR WARRANTY OF ANY KIND BY SELLER, WHETHER EXPRESS OR IMPLIED (EXCEPT AS SPECIFICALLY SET FORTH BELOW), INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY REGARDING THE LOAN, THE COLLECTABILITY OF THE LOAN, THE EXISTENCE OF ANY DEFAULTS WITH RESPECT TO THE LOAN, THE VALIDITY OR ENFORCEABILITY OF THE LOAN DOCUMENTS OR ANY SECURITY THEREFOR, OR ANY OTHER MATTERS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER HAS NOT RELIED ON ANY INFORMATION FROM SELLER IN PURCHASING THE LOAN, AND BUYER HAS MADE ITS OWN CREDIT DECISION WITH RESPECT THERETO. Notwithstanding the foregoing, however, Seller hereby represents and warrants to Buyer as follows:

(a)                                  Seller is a division of Wells Fargo Bank, NA, a national banking association validly existing under the laws of the United States of America.

(b)                                 Seller has, and at all relevant times has had, the full power and authority to execute, deliver and perform this Agreement and to enter into and consummate the transactions contemplated by this Agreement. Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

(c)                                  Except for the participation interest of Buyer (pursuant to the Participation Agreement), Seller is the owner and holder of the Loan and the other rights and interests purported to be transferred pursuant to this Agreement free and clear of all liens, encumbrances or other rights in favor of any third party, has full right and authority, subject to no interest of participation of, or agreement with any other party, to sell and assign the Loan and such other rights and interests pursuant to this Agreement, and Seller has not pledged, assigned or otherwise previously transferred the Loan or any of such other rights and interests.

(d)                                 The outstanding principal balance of the Loan as of January 19, 2006 is $2,189,148.13. To the best of Seller’s knowledge, information, and belief, Borrower has no existing defenses, set-offs or offsets against enforcement of the Loan and the Loan Documents by Seller or any amounts payable thereunder.

(e)                                  Seller has not modified or amended the Loan except as disclosed in the Recitals to this Agreement or in Exhibit B attached hereto.

(h)                                 The Loan Documents listed on Exhibit B attached hereto, are the only documents, instruments and agreements governing the terms of the Loan.

(i)                                     To the best of Seller’s knowledge, information, and belief, no event has occurred and condition exists that constitutes, or that with the giving of notice of the lapse of time or both, would constitute a default by Seller under the Loan Documents.

8.                                       Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller:

(a)                                  Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware.

(b)                                 Buyer has, and at all relevant times has had, the full power and authority to execute, deliver and perform and to enter into and consummate all transactions contemplated by this Agreement. Buyer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

(c)                                  Buyer has made such examination, review and investigation of the Loan Documents and the Loan, and of any and all facts and circumstances necessary to evaluate the Loan Documents and the Loan it has deemed necessary or appropriate. Except for the representations and warranties specifically and expressly made by Seller in Section 7 above: (a) Buyer has been and will continue to be solely responsible for Buyer’s own independent investigations as to all aspects of the transactions contemplated hereby including, but not limited to: (i) with respect to Borrower and Guarantor, the authorization, execution, legality, validity, effectiveness, genuineness, enforceability, collectability or sufficiency of the Loan and the Loan Documents; (ii) the adequacy, condition or existence of any collateral, or the attachment, perfection or priority of any security interest or lien held by Seller, in connection with the Loan Documents and the Loan; and (iii) the status, affairs, financial condition, operations, prospects, business, property, assets and creditworthiness of Borrower and Guarantor, of any of the obligations or liabilities of Borrower, and any actions taken or to be taken under or in connection with the Loan and the Loan Documents; and (b)  Buyer has not relied upon any expressed or implied, written or oral, representation, warranty or other statement by or on behalf of Seller concerning any of the foregoing or otherwise with respect to the Loan or the Loan Documents, except for such representations and warranties of Seller as are specifically and expressly provided in this Agreement.

(d)                                 Buyer is acquiring the Loan and Loan Documents without any view either to participate in (other than as described in this Agreement), or to sell the Loan and Loan Documents in connection with, any public distribution thereof, and Buyer has no intention of making any distribution of the Loan and Loan Documents in a manner which would violate applicable securities laws; provided, however, that nothing in this Agreement shall restrict or limit in any way Buyer’s ability and right to dispose of all or part of the Loan and Loan Documents in accordance with such laws if at some future time Buyer deems it advisable to do so; and, provided, further, that Buyer and any party acquiring all or any portion of the Loan and Loan Documents or any proceeds thereof from Buyer, other than Seller or any successor, must agree in writing to be bound by (or continue to be bound by) this Section 8(d).

(e)                                  Buyer’s performance of its duties and obligations under this Agreement will not conflict with, result in a breach of or default under, or be adversely affected by, any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any arbitrator, to which Buyer is a party or by which it may be bound.

9.                                       Reimbursement of Seller’s Costs and Expenses. Buyer will reimburse Seller for all of its costs and expenses (including attorneys’ fees) incurred, whether before of after Closing, in relation to this Agreement.

10.                                 Absence of Broker Involvement. Each party hereto represents and warrants to the other that it has not employed any broker or finder in connection with the transactions contemplated by this Agreement. Each party shall indemnify, defend and hold the other harmless for, from and against any and all liability and expense, including attorneys’ fees arising from any claim by any broker, agent or finder for commissions, finder’s fees or similar charges, because of any act of such party.

11.                                 Confidentiality. Buyer and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not use such data or information or disclose the same to others.

12.                                 Buyer’s Waivers. Buyer, all successors or assignees thereof and all subsequent transferees of the Loan, hereby waive any right or cause of action they may now or in the future have against the Seller, and its affiliates, employees, agents, officers, representatives, successors and assigns, as a result of the purchase of the Loan; provided, however, that this waiver shall not extend to any liability of Seller arising from Seller’s failure to perform its obligations in accordance with the terms of this Agreement.

13.                                 Miscellaneous.

(a)                                  Any notice or other communication required or permitted hereunder will be in writing and personally delivered; sent by telecopier, telefax, or facsimile transmission; or sent by prepaid overnight courier service; and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

If to Seller, at:

Wells Fargo Business Credit, Inc.

Attn: Darcy Della Flora

100 West Washington Street, 15th Floor

MACS4101-158

Phoenix, Arizona 85003

Telephone: (602) 378-2469

Fax: (602) 378-6215

with a copy to:

John R. Clemency, Esq.

Greenberg Traurig, LLP

2375 East Camelback Road, Suite 700

Phoenix, Arizona 85016

Telephone: (602) 445-8575

Fax: (602) 445-8680

If to Buyer, at:

Opta Corporation

1350 Old Bayshore Highway, Suite 600

Burlingame, California 94010

Attention: Vincent Yan

Tel. (650) 579-3610

Fax (650) 579-3606

with a copy to:

John M. Iino

Reed Smith LLP

1901 Avenue of the Stars, Suite 700

Los Angeles, California 90067

Tel. (310) 734-5251

Fax (310) 734-5299

Notice will be presumed to have been received upon delivery by overnight mail, by hand-delivery, or upon communication during regular hours of the recipient by facsimile, telecopier, or telefax.

(b)                                 No delay or omission by either party hereto in exercising any right or power arising from any default by the other party hereto shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default by the other party hereto. No waiver of any breach of any of the covenants or conditions contained in this Agreement shall be construed to be a waiver of or an acquiescence in or a consent to any previous or subsequent breach of the same or of any other condition or covenant.

(c)                                  This Agreement is made for the sole benefit of Seller and Buyer and their respective successors and permitted assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power of either party hereto or arising from any default by either party hereto.

(d)                                 In the event any legal action is undertaken in order to enforce or interpret any provision of this Agreement, the prevailing party in such legal action, as determined by the court, shall be entitled to receive from the other party the prevailing party’s reasonable attorneys’ fees and court costs.

(e)                                  Time is hereby declared to be of the essence of this Agreement and of every part hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

(f)                                    Prior to Closing, this Agreement shall not be assigned by either party without the written consent of the other party, which consent may be withheld in such other party’s sole discretion.

(g)                                 This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be terminated, modified or amended in any way except by a written agreement signed by each of the parties hereto.

(h)                                 This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same document.

(i)                                     This Agreement will be governed by and will be construed in accordance with the laws of the State of Arizona, without giving effect to any conflicts of law principles. Buyer and Seller agree that the exclusive venue for any litigation or disputes arising under or with respect to this Agreement or any documents executed in connection herewith will be in Maricopa County, Arizona.

(j)                                     Buyer and Seller hereby acknowledge, confirm and agree that Buyer shall have no claims against Seller, and Seller shall have no liability whatsoever as a result of or otherwise in connection with any notice of default of Borrower under the Loan, or notice of sale or bankruptcy of Borrower.

(k)                                  Effective upon the Closing, Seller and Buyer each hereby covenant and agree to execute and deliver all such documents and instruments, and to take such further actions as may be reasonably necessary or appropriate, from time to time, to carry out the intent and purpose of this Agreement and to consummate the transactions contemplated hereby; provided, however, that all such documents and instruments executed, and actions taken, by Seller shall be without recourse to Seller, or, except as specifically and expressly provided in this Agreement, without representation or warranty of any kind or nature whatsoever by Seller.

(l)                                     In addition to and not in limitation of Buyer’s obligations pursuant to Section 4, Buyer hereby agrees to indemnify, defend and hold harmless Seller for, from and against any loss, damage, claim, cost, or expense (including reasonable attorneys’ fees and costs) arising as a consequence of a breach of any obligations or representations or warranties by Buyer hereunder. Seller hereby agrees to indemnify, defend and hold harmless Buyer for, from and against any loss, damage, claim, cost, or expense (including reasonable attorneys’ fees and costs) arising as a consequence of a breach of any obligations or representations or warranties by Seller hereunder. The foregoing indemnity obligations in this Section 13(l), and the representations, warranties, covenants and agreements of Buyer and Seller hereunder, shall survive the Closing.

14.                                 WAIVER OF JURY TRIAL. BUYER AND SELLER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE LOAN OR THE LOAN DOCUMENTS.

15.                                 Transition of Control of Lockbox. Borrower has directed certain of its obligors to wire transfer their remittances to the existing Lender Account, as defined in the Lockbox Agreement. As an accommodation to Buyer, Seller will keep open the existing Lender Account, Seller’s Account No. 4945088508 (“Seller’s Account”) for 60 calendar days from the date of this Amendment. During this 60 day period (i) Buyer will notify all obligors of Borrower to direct future wires to the account identified as the Lender’s Account in the Amended and Restated Lockbox Agreement; and (ii) Seller will once each day deliver any remittances received in Seller’s Account to the account of Buyer specified in (i) above. At the end of the 60 day period, Seller will close the Seller’s Account.

Notwithstanding any contrary provision of this Amendment or any other document or agreement, Buyer agrees to indemnify Seller for, from and against any losses, liabilities, damages, claims (including, but not limited to, third party claims), demands, obligations, actions, suits, judgments, penalties, costs or expenses, including but not limited to attorneys’ fees, fees or charges of the Depository Bank or Lockbox Processor, charges relating to unpaid items or ACH overdrafts in the Seller’s Account (collectively “Losses and Liabilities”) suffered or incurred by Seller as a result of, or in connection with, Seller’s agreement to keep open Seller’s Account for the 60 day transition period as provided in this Amendment. Buyer’s indemnification obligations pursuant to this paragraph shall include any liabilities charged to Seller’s Account resulting from unpaid items, ACH overdrafts, or similar charges that were incurred prior to the Closing, but not yet processed, as well as any such charge incurred after the Closing. Buyer’s obligations to Seller under this paragraph shall survive sale and assignment of the Loan and Loan Documents pursuant to this Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first above written.

SELLER:

WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA

By:	By:	/s/ Darcy Della Flora
Title:	Vice President

BUYER:

OPTA CORPORATION, a Delaware corporation

By:	/s/ Vincent Yan
President and CEO

EXHIBIT A

Purchase Price Calculation

EXHIBIT B

Index of Loan Documents

1)

2)

EXHIBIT C

Form of Allonge and Endorsement to Note

ALLONGE AND ENDORSEMENT

This Allonge and Endorsement is attached to and made a physical part of the Replacement Revolving Note, dated May 26, 2004, in the stated principal amount of $40,000,000.00, made by OPTA SYSTEMS, LLC, a Delaware limited liability company, in favor of WELLS FARGO BUSINESS CREDIT, a division of WELLS FARGO BANK, NA, (formerly known as Wells Fargo Business Credit, Inc.) (the “Note”). The undersigned is the holder and owner of the Note.

The Note is hereby endorsed as follows:

“Pay to the order of OPTA CORPORATION without recourse, warranty or representation by the undersigned of any kind, express or implied, except as expressed in that Loan Sale Agreement, dated as of January 20, 2006, between the undersigned and OPTA CORPORATION.”

Dated:  January 27, 2006

WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA

By:	By:	/s/ Darcy Della Flora
Title:	Vice President

ALLONGE AND ENDORSEMENT

This Allonge and Endorsement is attached to and made a physical part of the Revolving Note, dated July 21, 2003, in the stated principal amount of $20,000,000.00, made by OPTA SYSTEMS, LLC, a Delaware limited liability company, in favor of WELLS FARGO BUSINESS CREDIT, a division of WELLS FARGO BANK, NA, (formerly known as Wells Fargo Business Credit, Inc.) (the “Note”). The undersigned is the holder and owner of the Note.

The Note is hereby endorsed as follows:

“Pay to the order of OPTA CORPORATION without recourse, warranty or representation by the undersigned of any kind, express or implied, except as expressed in that Loan Sale Agreement, dated as of January 20, 2006, between the undersigned and OPTA CORPORATION.”

Dated:  January 27, 2006

WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA

By:	By:	/s/ Darcy Della Flora
Title:	Vice President

EXHIBIT D

Assignment of Loan Documents

ASSIGNMENT OF LOAN DOCUMENTS

For valuable consideration, receipt of which is hereby acknowledged, in accordance with, and subject to, the Loan Sale Agreement, dated as of January 20, 2006, by and between WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA (“Seller”), and OPTA CORPORATION, a Delaware corporation (“Buyer”), Seller hereby sells, transfers and assigns to Buyer all of Seller’s right, title and interest in, to and under the Loan Documents described in Schedule I attached hereto and incorporated herein by this reference.

Dated as of January 27, 2006

WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA

By:	By:	/s/ Darcy Della Flora
Title:	Vice President

SCHEDULE I

Loan Documents

EXHIBIT E

Assignment of UCC Financing Statement(s)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1a. INITIAL FINANCING STATEMENT FILE # 31396491, filed 6/3/03			1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ASSIGNMENT: (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regard to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6.	CURRENT RECORD INFORMATION
6a. ORGANIZATION’S NAME

OR
	6b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Opta Corporation
	7b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

7c. MAILING ADDRESS 1350 Old Bayshore Highway, Suite 600			CITY Burlingame	STATE CA	POSTAL CODE 94010	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO REORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐	deleted or ☐	added, or give entire ☐	restated collateral description, or describe collateral ☐			assigned.

9.          NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME
OR	Wells Fargo Business Credit, Inc.
9b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

10. OPTIONAL FILER REFERENCE DATA
File with DE Secretary of State (Debtor is Opta Systems, LLC)

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1a. INITIAL FINANCING STATEMENT FILE # 2003-0935619, Recorded 7/16/2003			1b. ☒	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interests(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6.			CURRENT RECORD INFORMATION:
6a. ORGANIZATION’S NAME

OR
6b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

7.			CHANGED (NEW) OR ADDED INFORMATION:
7a. ORGANIZATION’S NAME Opta Corporation
OR
7b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

7c. MAILING ADDRESS 1350 Old Bayshore Highway, Suite 600			CITY Burlingame	STATE CA	POSTAL CODE 94010	COUNTRY USA

7d. TAX ID #: SSN OR EIN	ADD’L INFO REORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐	deleted or ☐	added, or give entire ☐	restated collateral description, or describe collateral ☐			assigned.

9.          NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME
OR	Wells Fargo Business Credit, Inc.
9b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Record Maricopa County, AZ Recorder. Debtor is Opta Systems, LLC.

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)

EXHIBIT F

Consent and Agreement of Borrower and Guarantor

CONSENT AND AGREEMENT OF BORROWER AND GUARANTOR

The undersigned acknowledges that it is the borrower or guarantor (each, an “Obligor”) with respect to the loan (the “Loan”) from WELLS FARGO BUSINESS CREDIT, a division of Wells Fargo Bank, NA (“Existing Lender”) to OPTA SYSTEMS, LLC, a Delaware limited liability company, which Loan is evidenced by, among other documents, the Revolving Note, dated July 21, 2003 in the stated principal amount of $20,000,000.00 (the “Note”).

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Sale Agreement (the “Agreement”) of even date herewith between Existing Lender and OPTA CORPORATION, a Delaware corporation (“Lender”). The following statements are made with the knowledge that Lender, as purchaser of the Note and the Loan, is relying on them in connection with its purchase of the Loan from Existing Lender and that Lender and Lender’s successors and assigns may rely on them for that purpose. The undersigned hereby certifies to Lender, that:

1.                                       Obligor is a party to certain of the Loan Documents.

2.                                       The Loan Documents are unmodified except as reflected in the Agreement and in full force and effect.

3.                                       The outstanding principal balance of the Loan as of January 27, 2006 is $2,189,148.13.

4.                                       No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Existing Lender in connection with the Loan. Obligors have no defenses, set-offs or offsets, of any kind, against the enforcement of the Loan or any amounts payable thereunder.

5.                                       Obligor consents to Lender’s purchase of the Loan and agrees that Lender shall have all rights and remedies granted to Existing Lender under the Note and other Loan Documents.

6.                                       The undersigned is duly authorized to execute this certificate on behalf of Obligor. The execution, delivery and performance of this certificate by Obligor have been duly authorized by all necessary company or trust action, as applicable.

7.                                       No consent of any person or entity is necessary to Obligor’s execution, delivery and performance of this agreement, or if such consent is required, it has been obtained.

8.                                       The making, execution, delivery and performance of the Loan Documents to which Obligor is a party have been duly authorized by Obligor. The Loan Documents constitute legal, valid and binding obligations, enforceable against Obligor in accordance with their respective terms.

9.                                       This agreement may be executed in one or more counterparts, each of which shall be an original, but which together shall constitute but one and the same document. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

[Signature page follows.]

Dated as of January 20, 2006.

OBLIGOR:

OPTA SYSTEMS, LLC, a Delaware limited liability company

	By:	/s/Chris Porter
Senior Vice President

OPTA CORPORATION, a Delaware corporation

	By:	/s/ Vincent Yan
President and CEO